UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

September 17, 2010 (September 16, 2010)

TPC Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34727	20-0863618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 San Felipe, Suite 800, Houston, Texas 77056

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (713) 627-7474

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (e) On September 16, 2010, we entered into an amendment to our employment agreement with Charles W. Shaver, our President and Chief Executive Officer. The amendment extended the term of Mr. Shaver’s agreement through December 31, 2011 or such earlier date as we may specify. The agreement contemplates that Mr. Shaver will retire from all positions with us upon the expiration of this employment term.

Prior to his retirement, Mr. Shaver will continue to serve as our President and Chief Executive Officer and will continue to receive a base salary of no less than $650,000. Mr. Shaver will continue to participate in the benefit and retirement plans offered to our executives. Mr. Shaver will be eligible to receive a bonus of up to 50% of his base salary for the period from July 1, 2010 through December 31, 2010, provided that certain performance criteria are achieved. Mr. Shaver must remain employed through December 31, 2010 to be eligible for the 2010 bonus, except that the continued employment requirement is waived if we terminate Mr. Shaver without cause (as defined) or Mr. Shaver terminates employment for good reason (as defined).

With respect to the 2011 calendar year, Mr. Shaver will be eligible to earn a bonus under our annual incentive bonus plan at a level established by us and subject to achievement of performance criteria with respect to the entire 2011 calendar year. Mr. Shaver’s 2011 bonus, if any, will be subject to daily proration based on the number of days Mr. Shaver serves as our Chief Executive Officer during the 2011 calendar year.

Upon Mr. Shaver’s retirement, or upon an earlier termination of his employment by us without cause or termination by Mr. Shaver for good reason, Mr. Shaver will be entitled to (1) payment of accrued but unpaid base salary and accrued vacation, (2) continued payment of his base salary from the date of termination through December 31, 2012, subject to delay for compliance with Section 409A of the Internal Revenue Code, and (3) continued coverage in our medical and dental plans through December 31, 2012.

Prior to Mr. Shaver’s retirement, if Mr. Shaver’s employment terminates due to death or disability, or if Mr. Shaver terminates his employment within 90 days after a change of control (as defined), Mr. Shaver will be entitled to (1) payment of accrued but unpaid base salary and accrued vacation, (2) continued payment of his base salary from the date of termination through the date that is 12 months after his termination of employment, subject to delay for compliance with Section 409A of the Internal Revenue Code, and (3) continued coverage in our benefit plans though the date that is 12 months after his termination.

In order to receive any of the payments and benefits under the employment agreement after Mr. Shaver’s retirement or other termination of employment, Mr. Shaver must sign a release of claims against us.

For purposes of the employment agreement, “cause” means Mr. Shaver’s (1) conviction of, or guilty or nolo contendere plea to, a felony or misdemeanor involving moral turpitude, (2) willful misconduct in the performance of his duties, (3) failure to observe our written policies that is dishonest or injurious to us, (4) willful failure to comply with lawful and ethical directions and instructions of our board of directors after notice and an opportunity to cure such failure, and (5) willful failure to perform his duties which results in a material adverse financial effect on us.

For purposes of the employment agreement, “good reason” means (1) a material adverse change in the scope of Mr. Shaver’s responsibilities or authority, (2) a reduction in Mr. Shaver’s total compensation, (3) a reduction in Mr. Shaver’s eligibility for participation in our benefit plans but excluding company-wide reductions that are effective for our executives, (4) relocation of our executive offices more than 150 miles from the current location, without Mr. Shaver’s concurrence, or (5) any material breach by us of the terms of the employment agreement which remains uncorrected following written notice of such breach. The employment agreement specifies that good reason does not exist because of (1) our hiring of a successor Chief Executive Officer, (2) any change in Mr. Shaver’s duties, responsibilities or authority due to our hiring a successor Chief Executive Officer, or (3) our notice to Mr. Shaver of the impending termination of his employment.

After Mr. Shaver’s retirement and until December 31, 2012, Mr. Shaver will be available to us on a limited basis to ensure a smooth succession to the new chief executive officer.

The employment agreement provides that Mr. Shaver will not compete with us, will not solicit our customers or divert our business opportunities, and will not solicit our employees. The non-competition and non-solicitation covenants apply during Mr. Shaver’s employment with us and until the later of December 31, 2012 or the last day of the 24th month after his termination. The employment agreement provides that Mr. Shaver will not, at any time during or after employment with us, disclose our confidential information. We and Mr. Shaver mutually agree not to disparage the other party.

The foregoing description of the employment agreement amendment is qualified in its entirety by reference to such amendment, a copy of which is attached hereto as an Exhibit and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On September 17, 2010, the Company issued a press release announcing the amendment to the Company’s employment agreement with Charles W. Shaver, our President and Chief Executive Officer. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the press release identified above shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Amendment No. 3 to Employment Agreement dated September 16, 2010, effective as of July 1, 2010, between TPC Group Inc., TPC Group LLC and Charles W. Shaver

99.1	Press Release dated September 17, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPC GROUP INC.

Date: September 17, 2010	By:	/s/ Christopher A. Artzer

Christopher A. Artzer
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Amendment No. 3 to Employment Agreement dated September 16, 2010, effective as of July 1, 2010, between TPC Group Inc., TPC Group LLC and Charles W. Shaver

99.1	Press Release dated September 17, 2010